STOCK PURCHASE AGREEMENT

This AGREEMENT, is entered into as of June 6, 2022 (the "Agreement"), by and among the sellers set forth on Schedule I hereto (collectively, "Sellers" or individually, "Seller"), Hong Ba ("Ba"), Xingru Chen ("Chen") (Hong and Chen, collectively "Purchasers").

WHEREAS, certain Sellers own 118,123,001 shares of common stock, par value $0.0001 of W&E Source Corp., (the "Company") a Delaware corporation, (the "Common Stock"), which constitutes 90.80% of all of the issued and outstanding shares of capital stock of the Company.

WHEREAS, Sellers wish to sell to Purchasers and Purchasers wish to purchase from Sellers, the Shares (as defined below), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

SALE AND PURCHASE OF THE SHARES

Section 1.1  Sale and Purchase.  Subject to the terms and conditions set forth herein, at the Closing (as hereinafter defined) each Seller shall sell to Purchasers and Purchasers shall purchase from each Seller, the number of shares of Common Stock set forth opposite such Seller's name in Schedule I (the "Shares"), free and clear of any charges, pledges, options, mortgages, deeds of trust, hypothecations, security interests or other encumbrances or restrictions (collectively, "Liens") at a cost basis of $0.0001 per share for an aggregate purchase price of $11,812.30 (the "Purchase Price") in accordance with the terms set forth in Section 1.2 below.

Section 1.2   Closing Date.  The consummation of the purchase and sale of the Shares (the "Closing") shall be held on such date (the "Closing Date") and time as determined at the mutual discretion of the Sellers and the Purchasers; provided, however, that the Closing shall occur no later than ten (10) business days after the conditions precedent contained in Article 6 herein have been satisfied.  Closing shall have been deemed to be completed upon (i) receipt of the Purchase Price by all Sellers, (ii) delivery of all signatures to this Agreement accompanied with certification of a notary or attorney, (iii) delivery of stock certificates to Purchasers as contemplated in Section 1.3 and (iv) all conditions precedent contained in Article 5 have been satisfied or waived.

Section 1.3   Delivery at Closing. At the Closing, subject to the terms and conditions hereof, each Seller shall deliver to the Purchasers certificates (or if lost or stolen a lost certificate affidavit and indemnification agreement) representing the number of Shares, against payment of the Purchase Price payable to each Seller by check or wire transfer of immediately available funds upon Closing Date. Each Seller agrees to sign an instruction to the transfer agent to transfer the shares to the Purchaser.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF SELLERS

Except as set forth under the corresponding section of each Seller's disclosure schedules (the "Seller Disclosure Schedules") attached hereto as Exhibit A, if applicable, which Seller Disclosure Schedules shall be deemed a part hereof, each Seller, severally and not jointly, hereby represents and warrants to the Purchaser that:

Section 2.1 Ownership of Stock.  Seller is the sole record and beneficial owner of, and has good and marketable title to the Shares.  Seller owns the Shares free and clear of any Liens and upon consummation of the transactions contemplated hereby the Purchaser purchasing such shares will acquire good and marketable title to such shares free and clear of all Liens, other than Liens created by such Purchaser.

Section 2.2 Authorization; No Agreements.  This Agreement has been duly and validly executed and delivered by the Seller and is a legal, valid and binding obligation of the Seller, enforceable against Seller in accordance with its terms.  The execution, delivery and performance by the Seller of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Seller or the Company.  The Seller is not a party to any agreement, written or oral, creating rights in respect of any of the shares of Common Stock owned by such Seller in any third party or relating to the voting of those shares of Common Stock.  The Seller is not a party to any outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the shares of Common Stock owned by Seller or any other capital stock of the Company, and there are no restrictions of any kind on the transfer of any of the shares of common Stock owned by the Seller, other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act") and (b) restrictions on transfer imposed by applicable state securities or "blue sky" laws.

Section 2.3 Consents and Approvals.  The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder and the consummation by Seller of the transactions contemplated hereby do not require Seller to obtain any consent, approval or action of, or make any filing with or give any notice to, any person or entity.

Section 2.4 No Conflict or Violation.  The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not (i) result in a violation or breach of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any note, bond, mortgage, indenture, agreement, lease or other instrument to which Seller is a party, or (ii) violate any order, writ, injunction, decree, statute, ordinance, rule or regulation applicable to Seller or any of its properties or assets, excluding any violations which, either individually or in the aggregate, would not impair the ability of Seller to consummate the transactions contemplated hereby.

Section 2.5 Litigation and Claims. There is no claim, action, suit or proceeding pending or, to Seller's knowledge, threatened against Seller that could reasonably be expected to materially impair Seller's ability to perform his obligations hereunder or the transactions contemplated by this Agreement.

Section 2.6 Resale Restrictions. The Shares are being transferred in an offshore transaction pursuant to exemptions to securities laws and none of the shares of Common Stock owned by Seller have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, none of the shares of Common Stock owned by Seller may be offered or sold by the Seller, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.  Seller represents (i) it is not a "U.S. person" as defined in Rule 902 of Regulation S; (ii) it is not organized or incorporated under the laws of any United States jurisdiction; (iii) it was not formed for the purpose of investing in securities not registered under the Securities Act, (iv) the Sellers principal place of business is located outside of the United States; and (v) at the time of entering into this Agreement and at Closing, the Seller was located and residing outside the United States.

  All certificates representing the Shares issued on closing will be endorsed with restrictive legends substantially in the same form as follows pursuant to the 1933 Act, in order to reflect the fact that the Shares are restricted securities and will be issued to the Purchasers pursuant to an exemption from the registration requirements of the 1933 Act:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN TRANSFERRED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Section 2.7 Original Acquisition.  The shares of Common Stock owned by Seller and represented by the Seller's Original Certificate were originally acquired from the Company and its affiliates, and fully paid for, by the Seller ~~f~~or its own account and not with a view to, or for sale in connection with, any distribution, resale or public offering of such Shares or any part thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").

Section 2.8 No Registration.  The sale of the shares of Common Stock owned by Seller contemplated by this Agreement is exempt from the registration requirements of Section 5 of the Securities Act under the rules, regulations and interpretations of the Securities Act.

Section 2.9 Disclosure.  All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Seller Disclosure Schedules to this Agreement, furnished by or on behalf of the Seller are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 2.10 No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Seller to arise, between the accountants, and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

ARTICLE 3

REPRESENTATIONS OF THE PURCHASERS

Except as set forth under the corresponding section of each Purchaser's disclosure schedules (the "Purchaser Disclosure Schedules") attached hereto as Exhibit B, if applicable, which Purchaser Disclosure Schedules shall be deemed a part hereof, each Purchaser, severally and not jointly, represents and warrants to the Sellers, as follows:

Section 3.1  Binding Effect.  This Agreement, when executed and delivered by the Purchaser shall be irrevocable and will constitute the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws of general application affecting enforcement of creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              Section 3.2 Consents and Approvals.  The execution and delivery by Purchaser of this Agreement, the performance by Purchaser of its obligations hereunder and the consummation by Purchaser of the transactions contemplated hereby do not require Purchaser to obtain any consent, approval or action of, or make any filing with or give any notice to, any person or entity.

Section 3.3 No Conflict or Violation.  The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not (i) result in a violation or breach of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any note, bond, mortgage, indenture, agreement, lease or other instrument to which Purchaser is a party, or (ii) violate any order, writ, injunction, decree, statute, ordinance, rule or regulation applicable to Purchaser or any of its properties or assets, excluding any violations which, either individually or in the aggregate, would not impair the ability of Purchaser to consummate the transactions contemplated hereby.

Section 3.4 Litigation.  There are no legal, administrative, arbitration or other proceedings or governmental investigations pending or, to the knowledge of Purchaser, threatened against Purchaser that could reasonably be expected to impair Purchaser's ability to perform his obligations under this Agreement.

Section 3.5 Purchase for Investment. The Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the purchase of the Shares and is capable of bearing the economic risks thereof.  The Purchaser is acquiring the shares of Common Stock hereunder for his own account for the purpose of investment only and not with a view to, or for sale or resale in connection with, any public distribution thereof or with any present intention of selling, distributing or otherwise disposing of such shares of Common Stock.

Section 3.6 Compliance with Securities Act.  Purchaser (or such assignee, as the case may be) will refrain from transferring or otherwise disposing of any of the Shares, or any interest therein, in such manner as to cause Sellers to be in violation of the registration requirements of the Securities Act, or applicable state securities or blue sky laws.

Section 3.7 Resale Restrictions. The Shares are being transferred in an offshore transaction pursuant to exemptions to securities laws and none of the shares of Common Stock being transferred by Seller have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, none of the shares of Common Stock being purchased by Purchaser may be offered or sold by the Purchaser, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.  Purchaser represents (i) it is not a "U.S. person" as defined in Rule 902 of Regulation S; (ii) it is not organized or incorporated under the laws of any United States jurisdiction; (iii) it was not formed for the purpose of investing in securities not registered under the Securities Act; (iv) the Purchaser's principal place of business is located outside of the United States, and (v) at the time of entering into this Agreement and at Closing, the Purchaser was located and residing outside the United States.

All certificates representing the Shares issued on closing will be endorsed with restrictive legends substantially in the same form as follows pursuant to the 1933 Act, in order to reflect the fact that the Shares are restricted securities and will be issued to the Purchasers pursuant to an exemption from the registration requirements of the 1933 Act:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN TRANSFERRED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

ARTICLE 4

COVENANTS OF THE PARTIES

The parties hereto agree that:

Section 4.1 Public Announcements.  Except as required by applicable law, the Sellers and the Purchasers shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation and without the consent of the other parties.

Section 4.2 Notices of Certain Events.  In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

(a) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with any of the transactions contemplated by this Agreement;

(b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

(c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 or Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

Section 4.3 Access to Information.  Following the date hereof, until consummation of all transactions contemplated hereby, the Sellers shall cause the Company to give to the Purchasers, their counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records, financial and other data and information as the Purchasers and their representatives may reasonably request.

Section 4.4 Company's Business.  Following the date hereof, until consummation of all transactions contemplated hereby, except as contemplated by this Agreement, the Sellers will cause the Company, without the prior written consent of the Purchasers, not to (i) make any material change in the type or nature of its business, or in the nature of its operations, (ii) create or suffer to exist any debt, other than that currently shown in the SEC Reports, (iii) issue any capital stock or (iv) enter into any new agreements of any kind or undertake any new obligations or liabilities.

Section 4.5 Consents of Third Parties.  Each of the parties will give any notices to third parties, and will use its reasonable best efforts to obtain any third-party consents, that the other parties reasonably may request in connection with this Agreement.  Each of the parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters in this Agreement.

Section 4.6 Indemnification of Officers and Director.  All rights to indemnification existing in favor of those persons who are directors and officers of the Company as of the date of this Agreement (the "Indemnified Persons") for their acts and omissions occurring prior to the Closing, as provided in the Company's Certificate of Incorporation and Bylaws (each as in effect as of the date of this Agreement), shall survive the Closing and the Company shall, and the Purchaser shall cause the Company to, continue to provide such indemnification to the fullest extent permitted by Delaware law.

ARTICLE 5

CONDITIONS PRECEDENT

Section 5.1 Conditions of Obligations of the Purchasers. The obligations of the Purchasers are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the Purchasers:

(a) Representations and Warranties.  Each of the representations and warranties of the Sellers and the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, as if made on and as of such date.

(e) Certified List of Record Holders.  The Purchasers shall have received a current certified list from the Company's transfer agent of the holders of record of the Common Stock.

(f) Resignation of Director.  Junjun Wu shall have resigned from  being a member of the Company's Board of Directors effective immediately prior to Closing.

(i) No Injunction.  There shall not be in effect, at the Closing Date, any injunction or other binding order of any court or other tribunal having jurisdiction over the Sellers or the Company that prohibits the sale of the Shares to Purchasers.

(j) Corporate Books. The Purchaser shall have received the books and records of the Company prior to Closing.

Section 5.2 Stop Orders.  No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body having jurisdiction over the Company or the market(s) where the Common Stock is listed or quoted, with respect to public trading in the Common Stock.

ARTICLE 6

TERMINATION

Section 6.1 Termination.  This Agreement may be terminated and the purchase and sale of the Shares may be abandoned at any time prior to the Closing:

(a) by mutual written consent of the parties hereto;

(b) by either the Sellers or the Purchasers if the Closing shall not have occurred on or before the Closing Date unless Purchasers shall have elected to extend the Closing Date, in which case if the transactions contemplated hereby shall not have been consummated on or before the date selected by the parties (the "Termination Date") and such failure to consummate is not caused by a breach of this Agreement by the terminating party;

(c) by the Purchasers if: (i) the Sellers shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by the Sellers, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Sellers contained in this Agreement shall have been materially false when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date); or

(d) by the Sellers if: (i) the Purchasers shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Purchasers contained in this Agreement shall have been materially false when made or on and as of the Closing Date.

Section 6.2 Effect of Termination.  In the event of the termination of this Agreement pursuant to this Article 6, all further obligations of the parties under this Agreement shall forthwith be terminated without any further liability of any party to the other parties; provided, however, that nothing contained in this Section 6.2 shall relieve any party from liability for any breach of this Agreement.  Upon termination of this Agreement for any reason, the Purchasers shall promptly cause to be returned to the Sellers all documents and information obtained in connection with this Agreement and the transactions contemplated by this Agreement and all documents and information obtained in connection with the Purchasers' investigation of the Company's business, operations and legal affairs, including any copies made by the Purchasers of any such documents or information.

Section 6.3  Indemnification

(a) Each of the Sellers shall indemnify and hold each of the Purchasers harmless, and shall reimburse each of the Purchasers for, any loss, liability, claim, damage, or expense (including, but not limited to, reasonable cost of investigation and defense and reasonable attorneys' fees) (collectively, "Damages") arising from or in connection with: (i) any inaccuracy in any of the representations and warranties of the Seller or the Company pursuant to this Agreement or in any certificate delivered by the Seller or the Company pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty; or (ii) any failure by the Sellers to perform or comply with any provision of this Agreement.

(b) Each of the Purchasers shall indemnify and hold each of the Sellers harmless, and shall reimburse each of the Sellers for any Damages arising from: (i) any inaccuracy in any of the representations and warranties of the Purchasers in this Agreement or in any certificate delivered by the Purchaser pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty; or (ii) any failure by the Purchasers to perform or comply with any provision of this Agreement.

Section 6.4  Procedure for Indemnification.  Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the defense of such action by the indemnifying party is prejudiced thereby.  In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonable satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. If an indemnifying party assume the defense of such an action: (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent (which shall not be unreasonable withheld) unless: (i) there is no finding or admission of any violation of law or any violation of the rights of any person which is not fully remedied by the payment referred to in clause; (ii) no adverse effect on any other claims that may be made against the indemnified party; and (iii) the sole relief provided is monetary damages that are paid in full by the indemnifying party; (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be reasonably withheld); and (c) the indemnified party will reasonably cooperate with the indemnifying party in the defense of such action.  If notice is given to an indemnifying party of the commencement of any action and it does not, within fifteen days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Notices.  All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied, electronic mail or sent by certified or registered mail, postage prepaid, if to the Purchasers:

Hong Ba

UNIT 2702, SANLITUN SOHO BLDG 2 NO 8 GONGTIBEILU,

CHAOYANG DISTRICT

BEIJING,  CHINA 100027

honnahong@hotmail.com

Xingru Chen

6868 Hamber St, Richmond BC V7C5T2

Richmond,Canada

Christinachen143@gmail.com

if to Sellers:  At such Seller's address set forth on Schedule I.

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto.  All such notices, requests and other communications shall be deemed received on the date delivered personally, electronic mail or by overnight delivery service or telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

Section 7.2 Amendments; No Waivers.

(a) Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Sellers and the Purchaser; or in the case of a waiver, by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 7.3 Fees and Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 7.4 Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Purchasers shall have the right to assign this Agreement to an affiliate or assignee of the Purchasers reasonably acceptable to the Sellers and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

Section 7.5 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Section 7.6 Jurisdiction.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in San Francisco, California, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.  Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.1 shall be deemed effective service of process on such party.  Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 7.7 Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.  No provision of this Agreement is intended to confer upon any third party any rights or remedies hereunder.

Section 7.8 Entire Agreement.  This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

Section 7.9 Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 7.10 Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties.  Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 7.11 Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

Section 7.132 Expiration of Representations, Warranties and Covenants.  All covenants, representations and warranties set forth in this Agreement shall terminate and expire, and shall cease to be of any force or effect, on and after the second anniversary of the Closing Date.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the day and year first above written.

SELLERS:

If Individual:

Name:

If Entity:

By

Name:

Title:

PURCHASERS:

/s/ Hong Ba
Name: Hong Ba

/s/ Xingru Chen
Name: Xingru Chen

Schedule I

Purchaser	Seller	Seller's Address and Email	Share percentage	No of Shares	Share price $	Amount $
Hong Ba	Maotang Bai	#602 - Unit 4, No.8 Building, Minhangsushe, Tiyulu, Xiaodian District, Taiyuan, Shanxi Province, China and 2876006085@qq.com	7.43%	9,671,391	0.0001	967.14
	Yongsheng Liang	#302 - Unit 4, No.35 Building, Jichangsushe, No.199 Taiyu Road, Taiyuan, Shanxi Province, China and 1162639267@qq.com	7.36%	9,573,038	0.0001	957.30
	Qinrong Gao	#515 - Building A, High-tech International, No. 227 Changzhi Road, Zonggai District, Taiyuan, Shanxi Province, China and honnahong@hotmail.com	5.36%	6,378,572	0.0001	637.86
	Feng Li	2020-9111 Beckwith Rd. Richmond BC Canada V6X 1V7 and lf8881737@hotmail.com	1.15%	1,500,000	0.0001	150.00
Hong Ba Total Sale			20.85%	27,123,001		2,712.30
Xingru Chen	Hong Ba	B502 Beimeijingyulanwan, Taiyuan District, Shanxi Province, China and honnahong@hotmail.com	16.91%	22,000,000	0.0001	2,200.00
	Junjun Wu	Suite 1,No 97,Hong Qi Bei Road，Xiao Wang Village，Wan Bai Lin District Taiyuan Shanxi Province China and wuuuuuu@163.com	11.53%	15,000,000	0.0001	1,500.00
	Lin Li	Feng le #7-4-202 No 39 Jiufeng Rd, Jian Cao Ping District, Taiyuan Shanxi China and 253904283@qq.com	3.62%	4,712,727	0.0001	471.27
	Qinrong Gao	#515 - Building A, High-tech International, No. 227 Changzhi Road, Zonggai District, Taiyuan, Shanxi Province, China and honnahong@hotmail.com	5.36%	588,108	0.0001	58.81
	Youzhe Li	Fengle #6-6-202，No 39，jiufeng road,jian cao ping District,taiyuan shanxi province,china and citassoci@gmail.com	11.02%	14,338,364	0.0001	1,433.84
	Shuzhen Lin	#6-6-202，No 39，jiufeng road,jian cao ping District,taiyuan shanxi province,china and airchnac@gmail.com	8.82%	12,975,800	0.0001	1,297.58
	Shanxi Ai Chen Technologies Inc.	#602 - Unit 4, No.8 Building, Minhangsushe, Tiyulu, Xiaodian District, Taiyuan, Shanxi Province, China and 2876006085@qq.com	16.44%	21,385,001	0.0001	2,138.50
Xingru Chen Total Sale			69.95%	91,000,000		9,100.00
Aggregate Total Sale			90.80%	118,123,001		11,812.30